UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	September 11, 2020

              The Marcus Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

                    (414) 905-1000

(Registrant’s telephone number, including area code)

                    Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On September 15, 2020, The Marcus Corporation (the “Company”) entered into a Second Amendment (the “Amendment”) to its Credit Agreement, dated as of January 9, 2020, among the Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as previously amended, the “Credit Agreement” and, as amended by the Amendment, the “Closing Credit Agreement”), which provides for a revolving credit facility that matures on January 9, 2025, with an initial maximum aggregate amount of availability of $225 million. Upon the effective date of the Amendment, the Amendment amends the Credit Agreement to, among other things: (i) increase the specified margin for the revolving loans and the initial tranche of term loans by 0.25%; (ii) decrease the revolving commitments by the lesser of (y) 50% of the net proceeds of certain convertible notes in excess of $83 million or (z) $25 million; (iii) increase the minimum benchmark rate in the event of a LIBOR replacement and the minimum interpolated rate between LIBO screen rates for the longest and shortest available periods to 1.0% from zero; (iv) permit the issuance and sale of certain convertible notes , the related transactions (including hedging transactions) and other similar transactions involving convertible securities (as defined in the Closing Credit Agreement) of the Company (such other similar transactions not to exceed an outstanding aggregate principal amount of $50 million) thereunder; (v) exclude costs, fees and expenses of the convertible notes and other convertible securities and related capped call transactions from calculation of consolidated EBITDA and net proceeds; (vi) reduce from $125 million to $75 million the amount of unrestricted cash on hand (as defined in the Closing Credit Agreement) in excess of which the Company must prepay the revolving loans; (vii) eliminate for the fiscal quarter ending June 30, 2022 and each prior fiscal quarter the requirement that the consolidated fixed charge coverage ratio not be less than 3.0 to 1.0 as of the end of any fiscal quarter (subject to suspension of such covenant until September 29, 2022 unless earlier reinstated by the Company); (viii) eliminate prior to the fiscal quarter ending September 30, 2021 the requirement to maintain a specified minimum amount of consolidated EBITDA and modify the Company’s required minimum consolidated EBITDA to be (w) $0 as of September 30, 2021 for the fiscal quarter then ending, (x) $20 million as of December 30, 2021 for the two consecutive fiscal quarters then ending, (y) $35 million as of March 31, 2022 for the three consecutive fiscal quarters then ending and (z) $60 million as of June 30, 2022 for the four consecutive fiscal quarters then ending; (ix) reduce the Company’s required minimum consolidated liquidity to (x) $125 million as of September 24, 2020 and December 31, 2020, (y) $100 million as of April 1, 2021 and July 1, 2021 and (z) $50 million as of the end of any fiscal quarter thereafter, provided, that the foregoing minimum consolidated liquidity requirements will be $50 million for each testing date as of which the initial tranche of term loans is paid in full; and (x) extend the maturity date of the Company's term loan facility from April 28, 2021 to one year after the effective date of the Amendment.

Borrowings under the Credit Agreement bear interest at a variable rate equal to (i) LIBOR, subject to a 1% floor, plus a specified margin, or (ii) the base rate (which is the highest of (a) the prime rate, (b) the greater of the federal funds rate and the overnight bank funding rate plus 0.50% or (c) the sum of 1% plus one-month LIBOR), subject to a 1% floor, plus a specified margin based upon the Company’s consolidated debt to capitalization ratio as of the most recent determination date; provided, however, as of the effective date of the Amendment, (y) in respect of revolving loans, the applicable margin shall be 2.35% for LIBOR borrowings and 1.35% for ABR borrowings, and will remain in effect until the end of the first fiscal quarter ending after the end of the Specified Period (as defined in the Closing Credit Agreement); and (z) in respect of term loans, the applicable margin shall be 2.75% for LIBOR borrowings and 1.75% for ABR borrowings, in each case at all times.

Pursuant to the Closing Credit Agreement, the Company is required to apply net cash proceeds received from certain events, including certain asset dispositions, casualty losses, condemnations, equity issuances, capital contributions, and the incurrence of certain debt, to prepay outstanding term loans. Moreover, if at any time during the Specified Period, the Company’s and certain of its subsidiaries’ aggregate unrestricted cash on hand exceeds $75 million, the Closing Credit Agreement requires the Company to prepay revolving loans under the Closing Credit Agreement by the amount of such excess, without a corresponding reduction in the revolving commitments under the Closing Credit Agreement.

In connection with the Closing Credit Agreement, (i) the Company and certain of its subsidiaries have pledged, subject to certain exceptions, security interests and liens in and on (a) substantially all of their respective personal property assets and (b) certain of their respective real property assets, in each case to secure the Closing Credit Agreement and related obligations; and (ii) certain subsidiaries of the Company have guaranteed the Company’s obligations under the Closing Credit Agreement. The foregoing security interests, liens and guaranties will remain in effect until the Collateral Release Date (as defined in the Closing Credit Agreement).

Third Amendments to Note Purchase Agreements

On September 15, 2020, the Company and certain purchasers entered into an amendment to: (i) the Note Purchase Agreement, dated December 21, 2016, pursuant to which the Company agreed to issue and sell $50 million in aggregate principal amount of the Company’s 4.32% Senior Notes due February 22, 2027, and (ii) the Note Purchase Agreement, dated June 27, 2013, pursuant to which the Company agreed to issue and sell $50 million in aggregate principal amount of the Company’s 4.02% Senior Notes due August 14, 2025 (collectively, the “Note Amendments” and such Note Purchase Agreements, as previously amended and as amended by the Note Amendments, the “Closing NPAs”). Upon the effective date of the Note Amendments, the Note Amendments provide for amendments, in each Note Purchase Agreement, to certain covenants and other terms, including to (i) increase the specified period fee by 0.25% per annum; (ii) permit the issuance and sale of certain convertible notes, the related transactions (including hedging transactions) and other similar transactions involving convertible securities (as defined in the Closing NPAs) of the Company (such other similar transactions not to exceed an outstanding aggregate principal amount of $50 million) thereunder; (iii) exclude costs, fees and expenses of the notes and other convertible securities and related capped call transactions from the calculation of consolidated EBITDA; (iv) eliminate for the fiscal quarter ending June 30, 2022 and each prior fiscal quarter the requirement that the consolidated fixed charge coverage ratio not be less than 2.5 to 1.0 as of the end of any fiscal quarter (subject to suspension of such covenant until September 29, 2022 unless earlier reinstated by the Company); (v) eliminate prior to the fiscal quarter ending September 30, 2021 the requirement to maintain a specified minimum amount of consolidated EBITDA and modify the Company’s required minimum consolidated EBITDA to be (a) $0 as of September 30, 2021 for the fiscal quarter then ending, (b) $20 million as of December 30, 2021 for the two consecutive fiscal quarters then ending, (c) $35 million as of March 31, 2022 for the three consecutive fiscal quarters then ending, and (d) $60 million as of June 30, 2022 for the four consecutive fiscal quarters then ending; and (vi) reduce the Company’s required minimum consolidated liquidity to (i) $125 million as of September 24, 2020 and December 31, 2020, (ii) $100 million as of April 1, 2021 and July 1, 2021 and (iii) $50 million as of the end of any fiscal quarter thereafter, provided, that the foregoing minimum consolidated liquidity requirements will be $50 million for each testing date as of which the initial tranche of term loans is paid in full. Customary fees were payable in connection with the closing of the Note Amendments.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K (the “Report”) is hereby incorporated by reference into this Item 2.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2020, the Board of Directors of the Company approved an amendment to the by-laws of the Company (as amended, the “By-laws”). The amendment amends Section 3.12 of the By-Laws to lower the minimum number of directors required to serve on a committee of the Board of Directors from two members to one.

The foregoing description of the amendment to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the By-laws, which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 8.01.	Other Events.

Announcement of Convertible Notes Offering

On September 17, 2020, the Company issued a press release made pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing the commencement of a private offering (the “Offering”), subject to market conditions and other factors, $87 million aggregate principal amount of convertible senior notes due 2025 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also intends to grant the initial purchasers of the Notes an option to purchase, within a thirteen-day period beginning on, and including, the date the Company first issues the Notes, up to an additional approximately $13 million aggregate principal amount of the Notes. In connection with the offering of the Notes, the Company expects to enter into privately negotiated capped call transactions with certain of the initial purchasers and/or their respective affiliates and/or other financial institutions. The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of such converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

The press release announcing the Offering was issued in accordance with Rule 135c under the Securities Act. The full text of the press release is attached as Exhibit 99.3 hereto and incorporated by reference herein.

The Company intends to use a portion of the net proceeds of the Offering to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional Notes, the Company intends to use a portion of the net proceeds from the sale of the additional Notes to pay the cost of entering into additional capped call transactions. The Company intends to use the remaining net proceeds from the Offering to repay amounts under its revolving credit facility to the extent the net proceeds from the Offering exceed certain repayment covenant thresholds under its Closing Credit Agreement and for general corporate purposes, which may include repaying additional amounts under the Company’s revolving credit facility.

This Report (including the exhibits attached hereto) does not constitute an offer to sell or the solicitation of an offer to buy the Notes or the common stock into which the Notes may be convertible or any other securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the Notes would be made only by means of a confidential offering memorandum.

Updates for Recent Developments and Risk Factors

The Company is providing as Exhibit 99.1 to this Report, which is incorporated by reference to this Item 8.01, updates regarding recent developments and as Exhibit 99.2 to this Report, which is incorporated by reference to this Item 8.01, updates to the risk factors described in (i) Part I, Item 1A of the Company Annual Report on Form 10-K for the year ended December 26, 2019 (the “Form 10-K”) and (ii) Part II, Item 1A of the Company’s Quarterly Reports for the quarterly periods ended March 26, 2020 and June 25, 2020.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit

Number

(3.1)	Amendment to By-laws
(99.1)	Updates Regarding Recent Developments
(99.2)	Risk Factors
(99.3)	Press Release of The Marcus Corporation, dated September 17, 2020, regarding the launch of the Offering
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

Certain matters discussed in this Report are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning the proposed terms of the Notes and the capped call transactions, the completion, timing and size of the proposed Offering and capped call and the anticipated use of proceeds from the Offering. Forward-looking statements may generally be identified as such because the context of such statements include words such as we “believe,” “anticipate,” “expect” or words of similar import. These statements involve risks and uncertainties that could cause actual results to differ materially from those that we expect. For information about other potential factors that could affect the Company’s business and financial results, please review the “Risk Factors” described in Exhibit 99.2 to this Report and in the Company’s other filings with the SEC. The forward-looking statements made herein are made only as of the date hereof and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: September 17, 2020	By:	/s/ Douglas A. Neis
Douglas A. Neis
Executive Vice President, Chief Financial Officer and Treasurer